                                                                    Exhibit 10.3

                           FIRST AMENDMENT AND CONSENT

          FIRST AMENDMENT AND CONSENT, dated as of July 24, 2003 (the "AMENDMENT"), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U. S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

          WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

          WHEREAS, the Lenders are willing to amend such provisions on and subject to the terms and conditions herein;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

          SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have those meanings when used herein.

          SECTION 2.   AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. (a)
Section 1.1 of the Credit Agreement is hereby amended by (i) deleting clause (y) from the parenthetical clause immediately preceding the proviso included in the definition of "CONSOLIDATED EBITDA" and substituting in lieu thereof "(y) in the case of the fiscal quarters ending March 31, 2002, December 31, 2002 and September 30, 2003, the $2,800,000, $9,500,000 and $2,900,000, respectively, extraordinary charges taken in such quarters (or the fiscal quarters in which such extraordinary charges were taken)", (ii) deleting " and (f)" included at the end of the definition of "CONSOLIDATED FIXED CHARGES" and substituting in lieu thereof ", (f) and (h)", (iii) deleting the amount "$10,000,000" included in the definition of "CONSOLIDATED TOTAL DEBT" and substituting in lieu thereof the amount "$20,000,000", (iv) deleting "Section 7.6(f)(i)" included at the end of

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                                                                               2

clause (b)(xiii) of the definition of "EXCESS CASH FLOW" and substituting in lieu thereof "Sections 7.6(f)(i), 7.6(h) and 7.6(i)" and (v) deleting the definition of "SPECIFIED CHANGE OF CONTROL" in its entirety and substituting in lieu thereof:

          "SPECIFIED CHANGE OF CONTROL: a Change of Control as defined in the Note Agreement or as defined in the indenture pursuant to which the 2003 Senior Subordinated Notes of NSP shall be issued in accordance with Section 9(a) of the First Amendment and Consent to this Agreement."

     (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new defined term in appropriate alphabetical order:

          "HOLDCO NOTES": the 12.5% senior unsecured notes of Holdco due 2012, to be issued pursuant to the indenture related thereto in accordance with
     Section 9(c) of the First Amendment and Consent to this Agreement.

          "KCL": Kachele-Cama Latex GmbH, a company organized and existing under the laws of Germany.

          "WARRANT AGREEMENT": the Warrant Agreement, dated as of February 17, 2000, among Holdco and each of the Persons named on Annex I thereto, as in effect on July 16, 2003.

          SECTION 3.   AMENDMENTS TO SECTION 2.9 OF THE CREDIT AGREEMENT.
Section 2.9 of the Credit Agreement is hereby amended by (a) deleting Section 2.9(e) thereof in its entirety and (b) deleting all cross-references to Section 2.9(e) thereof in their entirety.

          SECTION 4.   AMENDMENT TO SECTION 2.25 OF THE CREDIT AGREEMENT.
Section 2.25(a) of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" included therein and substituting in lieu thereof the amount "$50,000,000".

          SECTION 5.   AMENDMENT TO SECTION 7.1 OF THE CREDIT AGREEMENT. Section
7.1 of the Credit Agreement is hereby amended by deleting Section 7.1 in its entirety and substituting in lieu thereof the following:

          "(a) CONSOLIDATED TOTAL LEVERAGE RATIO. Permit the Consolidated Total Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of NSP ending with any fiscal quarter ending during any period set forth below to exceed the ratio set forth below opposite such period:

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                                                                               3

                                                               Consolidated Total
                       Period                                    Leverage Ratio
              06/30/03 through 09/29/03                              4.90x
              09/30/03 through 12/31/04                              5.25x
              03/31/05 through 12/31/05                              5.10x
              03/31/06 through 12/31/06                              4.70x
              03/31/07 through 12/31/07                              4.35x
              03/31/08 through 12/31/08                              4.00x
              01/01/09 through 03/31/09                              3.75x

          (b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of NSP ending with any fiscal quarter ending during any period set forth below to be less than the ratio set forth below opposite such period:

                                                              Consolidated Interest
                       Period                                     Coverage Ratio
              06/30/03 through 09/29/03                              1.90x
              09/30/03 through 09/30/06                              2.00x
              12/31/06 through 03/31/09                              2.25x

          (c) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of NSP ending with any fiscal quarter ending during any period set forth below to be less than the ratio set forth below opposite such period:

                                                           Consolidated Fixed Charge
                       Period                                   Coverage Ratio
              06/30/03 through 09/30/05                              1.10x
              12/31/05 through 09/30/06                              1.15x
              12/31/06 through 03/31/09                              1.25x

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                                                                               4

          (d) CONSOLIDATED SENIOR LEVERAGE RATIO. Permit the Consolidated Senior Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of NSP ending with any fiscal quarter ending during any period set forth below to exceed the ratio set forth below opposite such period:

                                                               Consolidated Senior
                       Period                                     Leverage Ratio
              06/30/03 through 09/29/03                              2.75x
              09/30/03 through 09/30/05                              2.25x
              12/31/05 through 09/30/06                              2.00x
              12/31/06 through 03/31/09                              1.75x"

          SECTION 6.   AMENDMENTS TO SECTION 7.2 OF THE CREDIT AGREEMENT.
Section 7.2 of the Credit Agreement is hereby amended by (a) deleting the amount "$10,000,000" included in Section 7.2(i) and substituting in lieu thereof "$15,000,000 (for purposes of this clause (i) any amount due on any foreign-currency-denominated intercompany loan by NSP to its German Subsidiary in connection with the acquisition of KCL by NSP shall be calculated based upon the exchange rate in effect on the date such loan is made)", (b) deleting the word "and" at the end of Section 7.2(j), (c) deleting the period at the end of
Section 7.2(k) and substituting "; and" in lieu thereof and (d) inserting thereafter the following new Section 7.2(l):

          "(l) Indebtedness of Holdco in respect of Sections 2.1(c) and 5.4 of the Warrant Agreement, PROVIDED that such Indebtedness is determined in accordance with the terms and conditions thereof."

          SECTION 7.   AMENDMENTS TO SECTION 7.6 OF THE CREDIT AGREEMENT.
Section 7.6 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of Section 7.6(f), (b) deleting the period at the end of
Section 7.6(g) and substituting a semicolon in lieu thereof and (c) inserting thereafter the following new Sections 7.6(h) and 7.6(i):

          "(h) NSP may, so long as no Default or Event of Default shall have occurred and be continuing, pay cash dividends to Holdco from time to time in amounts necessary for Holdco to pay interest on the Holdco Notes when and as (and only when and as) such interest becomes due and payable, PROVIDED that NSP shall not make any such cash dividend payments to Holdco before the Revolver Termination Date; and

          (i) Any Subsidiary of KCL may, so long as no Default or Event of Default shall have occurred and be continuing, make Restricted Payments to its shareholders other than KCL in an aggregate amount which bears the same ratio to the Restricted Payments made by such Subsidiary to KCL as the number of shares of the common stock of such Subsidiary owned by such shareholders bears to the aggregate number of shares of the common stock of such Subsidiary owned by KCL."

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                                                                               5

          SECTION 8.   AMENDMENTS TO SECTION 7.8 OF THE CREDIT AGREEMENT.
Section 7.8 of the Credit Agreement is hereby amended by (a) inserting at the end of paragraph (h) the following:

          "PROVIDED, HOWEVER, that any Investments in joint ventures in existence on the date of the acquisition by NSP of all the Capital Stock of KCL as permitted by Section 7.8(q) shall be permitted and shall not at any time constitute a utilization of either of the baskets set forth in this paragraph (h)."

, (b) deleting the amount "$20,000,000" included in paragraph (j) thereof and substituting in lieu thereof the amount "$35,000,000", (c) deleting the amount "$50,000,000" included in paragraph (j) thereof and substituting in lieu thereof the amount "$75,000,000", (d) deleting the word "and" at the end of Section 7.8(o), (e) deleting the period at the end of Section 7.8(p) and substituting "; and" in lieu thereof and (f) inserting thereafter the following new Section 7.8(q):

          "(q) the acquisition by NSP or one or more of its wholly owned subsidiaries of all the Capital Stock of KCL for an aggregate purchase price not to exceed $20,000,000."

          SECTION 9.   CONSENTS. (a) The Lenders hereby consent that, so long as
(i) no Default or Event of Default shall have occurred and be continuing and
(ii) the Borrower shall have obtained and delivered to the Lenders letters from Moody's Investors Service and Standard & Poor's that affirm that, after giving effect to the issuance of the 2003 Senior Subordinated Notes, the debt incurred pursuant to the Credit Agreement will be rated "B1" and "B+" or higher, respectively, NSP and Norcross Capital Corp. may, on or before the day that is 120 days after the date hereof, issue their Senior Subordinated Notes due 2011 (the "2003 SENIOR SUBORDINATED NOTES") pursuant to an indenture made in connection therewith in an aggregate principal amount not to exceed $200,000,000 on terms reasonably satisfactory to the Administrative Agent; PROVIDED that the Net Cash Proceeds therefrom shall be used to prepay, in full, the Senior Subordinated Notes (as a result of which, in accordance with the definition of the term "Senior Subordinated Notes" set forth in Section 1.1 of the Credit Agreement, the 2003 Senior Subordinated Notes shall thereafter be included as Senior Subordinated Notes for all purposes of the Credit Agreement as hereby amended), PROVIDED, FURTHER, that notwithstanding the requirements of Section 2.9(a) of the Credit Agreement, for principal amounts up to, and including, $160,000,000, no less than $30,000,000 of the proceeds therefrom shall be used to prepay the Term Loans, and PROVIDED, FURTHER, that for principal amounts the Net Cash Proceeds of which are in excess of $160,000,000, 100% of the Net Cash Proceeds in excess of $160,000,000 shall be used to prepay the Term Loans.

     (b) The Lenders hereby further consent that NSP may, so long as no Default or Event of Default shall have occurred and be continuing, notwithstanding the limitations of Section 7.6(g) or Section 7.10 of the Credit Agreement, on or before the day that is 120 days after the date hereof and only upon the issuance of the 2003 Senior Subordinated Notes, pay a one-time cash dividend to Holdco in an aggregate amount not to exceed $2,000,000, PROVIDED that the proceeds thereof are used either to (x) make one-time cash payments to certain members of the senior management of NSP or (y) purchase preferred stock of Holdco from senior management of NSP.

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                                                                               6

     (c) The Lenders hereby further consent that Holdco may, so long as no Default or Event of Default shall have occurred and be continuing, (i) on or before the day that is 120 days after the date hereof, issue its 12.5% senior unsecured notes due 2012 pursuant to the indenture made in connection therewith on terms reasonably satisfactory to the Administrative Agent in an initial aggregate principal amount not to exceed $25,000,000 and (ii) notwithstanding the limitations in Section 7.9 of the Credit Agreement, make payments in an aggregate amount not to exceed $5,500,000 on account of its Indebtedness permitted pursuant to Section 7.2(l) of the Credit Agreement as hereby amended and/or its obligations under Section 5.4 of the Warrant Agreement.

     (d) The Lenders hereby further consent that, if one or more of the shareholders of Holdco (the "SHAREHOLDER INVESTORS") shall make an equity investment or equity investments in Holdco (whether directly or indirectly through the conversion to Holdco equity of Indebtedness of NSP resulting from a loan or loans in cash by the Shareholder Investors to NSP) in an aggregate amount equal to $5,000,000 or more the proceeds of which are used by Holdco to make a cash capital contribution to NSP (or, as the case may be, the proceeds of which loans to NSP are used by NSP) to provide funding for NSP's acquisition of KCL, NSP may, if and only if the issuance of the 2003 Senior Subordinated Notes permitted by Section 7(a) hereof shall be completed on or before the day that is 120 days after the date hereof for aggregate gross proceeds of at least $150,000,000 and notwithstanding the provisions of Section 7.6 of the Credit Agreement, either (i) use the proceeds from the issuance of the 2003 Senior Subordinated Notes as described herein to pay, in full, no more than $5,000,000 principal amount of the aforementioned loan or loans by the Shareholder Investors to NSP plus interest on such $5,000,000 principal amount calculated at the rate of 6.66% per annum or (ii) make Restricted Payments to Holdco on or before such 120th day that are used by Holdco to repurchase or redeem such equity investment or investments, PROVIDED that the aggregate amount of such Restricted Payments by NSP shall not exceed the lesser of (i) $7,000,000 and
(ii) that amount which, when paid ratably to the shareholders of Holdco, would result in the aggregate amount thereof received by the Shareholder Investors being equal to $5,000,000.

     (e) The Lenders hereby further consent that any intercompany loan by NSP to its German Subsidiary in connection with the acquisition of KCL by NSP shall not be deemed a transaction with an Affiliate for purposes of Section 7.10 of the Credit Agreement.

          SECTION 10. AFFIRMATIVE COVENANTS. The Borrowers shall, only upon the issuance of the 2003 Senior Subordinated Notes, pay to the Administrative Agent, in immediately available funds, for the account of each Lender that has delivered (including by telecopy) an executed counterpart of this Amendment to the Administrative Agent or its counsel prior to 5:00 p.m. New York time on July 25, 2003, an amendment fee equal to 0.25% of the aggregate amount of the sum of
(a) such Lender's Term Loans then outstanding after giving effect to any prepayment thereof in accordance with Section 9(a) hereof and (b) such Lender's U.S. Revolving Commitment or Canadian Commitment in effect on the date of this Amendment.

          SECTION 11. REPRESENTATIONS AND WARRANTIES. The Borrowers jointly and severally represent and warrant that the representations and warranties made by the Borrowers in Section 4 of the Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby, are true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date. The Borrowers jointly and severally represent and warrant that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          SECTION 12. EFFECTIVENESS. This Amendment shall be effective on and as of the date of this Amendment at such time that (a) it shall have been executed and delivered by each of the Borrowers, the Administrative Agent, the Required Lenders and the U.S. Required Lenders and (b) the Acknowledgment and Consent attached hereto shall have been executed and delivered by each Guarantor; PROVIDED, HOWEVER, that (i) the amendments set forth in Sections 3, 5, 8(b) and 8(c) hereof shall become effective only if the issuance of the 2003 Senior Subordinated Notes shall be completed in accordance with Section 9(a) hereof on or before the day which is 120 days after the date hereof, (ii) in the event that the 2003 Senior Subordinated Notes are not issued in accordance with
Section 9(a) hereof, the KCL acquisition referred to in Section 8(f) hereof shall be deemed a utilization of the $50,000,000 basket set forth in Section 7.8(j) of the Credit Agreement and (iii) the amendments set forth in Section 7 hereof (insofar as such Section would insert a new Section 7.6(h) into Section
7.6 of the Credit Agreement) shall only become effective if the issuance of the 2003 Senior Subordinated Notes shall be completed in accordance with Section 9(a) herein on or before the day that is 120 days after the date hereof.

          SECTION 13. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

          SECTION 14. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with NSP and the Administrative Agent.

          SECTION 15. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 16. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first herein written.

                                       NORCROSS SAFETY PRODUCTS L.L.C.


                                       By: /s/ David F. Myers, Jr.
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       NORTH SAFETY PRODUCTS INC.


                                       By: /s/ David F. Myers, Jr.
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       MORNING PRIDE MANUFACTURING L.L.C.


                                       By: /s/ David F. Myers, Jr.
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       NORTH SAFETY PRODUCTS LTD.


                                       By: /s/ David F. Myers, Jr.
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       FLEET NATIONAL BANK, as Administrative
                                       Agent and as a U.S. Lender


                                       By: /s/ Richard M .Williams
                                           Name:  Richard M .Williams
                                           Title: Vice President

                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, solely as Syndication Agent


                                       By: /s/ Gerald Girardi
                                          Name:  Gerald Girardi
                                          Title: Executive Vice President CIBC
                                                 World Martkets Corp., as Agent


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Documentation Agent
                                       and as a U.S. Lender


                                       By: /s/ Moria A. Duncan
                                           Name:  Moria A. Duncan
                                           Title: Senior Risk Manager


                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, solely as Canadian Lender


                                       By: /s/ Gerald Girardi
                                           Name:  Gerald Girardi
                                           Title: Executive Vice President CIBC
                                                  World Martkets Corp., as Agent

                                       CIBC INC., as a U.S. Lender


                                       By: /s/ Gerald Girardi
                                           Name:  Gerald Girardi
                                           Title: Executive Vice President CIBC
                                                  World Martkets Corp., as Agent

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       AERIES FINANCE-II LTD.
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Sub-Managing Agent




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       AIM FLOATING RATE FUND
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Attorney in fact




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ANTARES CAPITAL CORPORATION



                                       By:  /s/ David Mahon
                                          ------------------------------------
                                          Name:  David Mahon
                                          Title:  Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       JPMORGAN CHASE BANK, AS TRUSTEE OF THE
                                       ANTARES FUNDING TRUST CREATED UNDER THE
                                       TRUST AGREEMENT DATED AS OF NOVEMEBER 30,
                                       1999.



                                       By:  /s/ Leslie Hundley
                                          ------------------------------------
                                          Name:  Leslie Hundley
                                          Title:  Officer

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       APEX (IDM) CDO I, LTD.
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager




                                       By:  /s/ Glenn P Duffy
                                          ------------------------------------
                                          Name:   GLENN P DUFFY, CFA
                                          Title:  Managing Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                       By: ING Capital Advisors LLC,
                                           as Collateral Manager




                                       By:  /s/ Philip C. Robbins
                                          ------------------------------------
                                          Name:  Philip C. Robbins
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       AVALON CAPITAL LTD. 2
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Portfolio Advisor




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       BALANCED HIGH-YIELD FUND II, LTD.
                                       By: ING Capital Advisors LLC
                                           as Asset Manager




                                       By:  /s/ Philip C. Robbins
                                          ------------------------------------
                                          Name:  Philip C. Robbins
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       BRYN MAWR CLO, LTD.
                                       By: Deerfield Capital Management LLC as
                                       its Collateral Manager




                                       By:  /s/ Dale Burrow
                                          ------------------------------------
                                          Name:  Dale Burrow
                                          Title:  Senior Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         Centurion CDO II, Ltd.
                                         By: American Express Asset Management
                                         Group, Inc. as Collateral Manager
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Leanne Stavrakis
                                          ------------------------------------
                                          Name:  Leanne Stavrakis
                                          Title:  Director - Operations

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         Centurion CDO VI, Ltd.
                                         By: American Express Asset Management
                                         Group, Inc. as Collateral Manager
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Leanne Stavrakis
                                          ------------------------------------
                                          Name:  Leanne Stavrakis
                                          Title:  Director - Operations

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       CHARTER VIEW PORTFOLIO
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Investment Advisor




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         CITICORP INSURANCE AND INVESTMENT TRUST
                                         By Travelers Asset Management
                                         International Company, LLC
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Pamela Westmoreland
                                          ------------------------------------
                                          Name:  PAMELA WESTMORELAND
                                          Title:  INVESTMENT OFFICER

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         CITICORP INVESTMENTS CORPORATE LOAN
                                         FUND INC.
                                         By Travelers Asset Management
                                         International Company, LLC
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Pamela Westmoreland
                                          ------------------------------------
                                          Name:  PAMELA WESTMORELAND
                                          Title:  INVESTMENT OFFICER

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Adviser



                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                    Dryden III Leveraged Loan CDO 2002,
                                    By Prudential Investment Management Inc., As
                                    Collateral Manager




                                       By:  /s/ Robin S. Snyder
                                          ------------------------------------
                                          Name:  Robin S. Snyder
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ELC (CAYMAN) LTD.
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager




                                       By:  /s/ Glenn P Duffy
                                          ------------------------------------
                                          Name:  GLENN P DUFFY, CFA
                                          Title:  Managing Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ELC (CAYMAN) LTD. 1999-III
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager




                                       By:  /s/ Glenn P Duffy
                                          ------------------------------------
                                          Name:  GLENN P DUFFY, CFA
                                          Title:  Managing Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ELC (CAYMAN) LTD. 2000-I
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager




                                       By:  /s/ Glenn P Duffy
                                          ------------------------------------
                                          Name:  GLENN P DUFFY, CFA
                                          Title:  Managing Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager




                                       By:  /s/ Glenn P Duffy
                                          ------------------------------------
                                          Name:  GLENN P DUFFY, CFA
                                          Title:  Managing Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ENDURANCE CLO I, LTD.
                                       By:  ING Capital Advisors LLC,
                                            as Collateral Manager




                                       By:  /s/ Philip C. Robbins
                                          ------------------------------------
                                          Name:  Philip C. Robbins
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       Flagship CLO II
                                       By: Flagship Capital Management, Inc.




                                       By:  /s/ Eric S. Meyer
                                          ------------------------------------
                                          Name:  Eric S. Meyer
                                          Title:  Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       Flagship CLO 2001-I
                                       By: Flagship Capital Management, Inc.




                                       By:  /s/ Eric S. Meyer
                                          ------------------------------------
                                          Name:  Eric S. Meyer
                                          Title:  Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       FOREST CREEK CLO, Ltd.
                                       By: Deerfield Capital Management LLC as
                                        its Collateral Manager


                                       By:  /s/ Dale Burrow
                                          ------------------------------------
                                          Name:  Dale Burrow
                                          Title:  Senior Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                           FRANKLIN CLO III, LIMITED
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Richard D'Addario
                                          ------------------------------------
                                          Name:  Richard D'Addario
                                          Title:  Senior Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                           FRANKLIN CLO IV, LIMITED
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Richard D'Addario
                                          ------------------------------------
                                          Name:  Richard D'Addario
                                          Title:  Senior Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                               FRANKLIN FLOATING RATE
                                                 DAILY ACCESS FUND
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Richard D'Addario
                                          ------------------------------------
                                          Name:  Richard D'Addario
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                        FRANKLIN FLOATING RATE MASTER SERIES
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Richard D'Addario
                                          ------------------------------------
                                          Name:  Richard D'Addario
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                           FRANKLIN FLOATING RATE TRUST
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Richard D'Addario
                                          ------------------------------------
                                          Name:  Richard D'Addario
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                               GLENEAGLES TRADING LLC
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Diana M. Himes
                                          ------------------------------------
                                          Name:  DIANA M. HIMES
                                          Title:  ASSISTANT VICE PRESIDENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         GMAC COMMERCIAL FINANCE LLC




                                       By:  /s/ George Grieco
                                          ------------------------------------
                                          Name:   George Grieco
                                          Title:  Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       GOLDENTREE LOAN OPPORTUNITIES I, LIMITED




                                       By:  /s/ Fred Haddad
                                          ------------------------------------
                                          Name:   Fred Haddad

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       GOLDENTREE LOAN OPPORTUNITIES II, LIMITED




                                       By:  /s/ Fred Haddad
                                          ------------------------------------
                                          Name:   Fred Haddad

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       GOLDMAN SACHS CREDIT PARTNERS, L.P.




                                       By:  /s/ John Makrinos
                                          ------------------------------------
                                          Name:  John Makrinos
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                          ING PRIME RATE TRUST
                                          By: ING Investments, LLC
                                              as its investment manager




                                       By:  /s/ Charles E. LeMieux
                                          ------------------------------------
                                          Name:  CHARLES E. LEMIEUX, CFA
                                          Title:  VICE PRESIDENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       INVESCO EUROPEAN CDO I S.A.
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Collateral Manager




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                              KZH CYPRESSTREE-I LLC




                                       By:  /s/ Hi Hua
                                          ------------------------------------
                                          Name:  HI HUA
                                          Title:  AUTHORIZED AGENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                             KZH HIGHLAND-2 LLC




                                       By:  /s/ Hi Hua
                                          ------------------------------------
                                          Name:  HI HUA
                                          Title:  AUTHORIZED AGENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                                KZH ING-2 LLC



                                       By:  /s/ Hi Hua
                                          ------------------------------------
                                          Name:  HI HUA
                                          Title:  AUTHORIZED AGENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                                KZH STERLING LLC



                                       By:  /s/ Hi Hua
                                          ------------------------------------
                                          Name:  HI HUA
                                          Title:  AUTHORIZED AGENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       MARINER CDO 2002, LTD.




                                       By:  /s/ David Mahon
                                          ------------------------------------
                                          Name:  David Mahon
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       Merrill Lynch Capital, a division of
                                       Merrill Lynch Business Financial Services
                                       Inc.




                                       By:  /s/ Julia F. Maslanka
                                          ------------------------------------
                                          Name:  Julia F. Maslanka
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       Metropolitan Life Insurance Company




                                       By:  /s/ James A. Wivich
                                          ------------------------------------
                                          Name:  James A. Wivich
                                          Title:  Director

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                       By: ING Investments, LLC
                                           as its investment manager




                                       By:  /s/ Charles E. LeMieux
                                          ------------------------------------
                                          Name:  CHARLES E. LEMIEUX, CFA
                                          Title:  VICE PRESIDENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                             ML CLO XV PILGRIM AMERICA
                                             (CAYMAN) LTD.
                                             By: ING Investments, LLC
                                                 as its investment manager




                                             By:  /s/ Charles E. LeMieux
                                                -------------------------------
                                                Name:  CHARLES E. LEMIEUX, CFA
                                                Title:  VICE PRESIDENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                           Monument Capital Ltd
                                                 [NAME OF LENDER]



                                       By:  /s/ Zev Halstuch
                                          ------------------------------------
                                          Name:  Zev Halstuch
                                          Title:  Analyst

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                               MUIRFIELD TRADING LLC
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Diana M. Himes
                                          ------------------------------------
                                          Name:  DIANA M. HIMES
                                          Title:  ASSISTANT VICE PRESIDENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                                 NATIONAL CITY BANK




                                       By:  /s/ Andrew Pernsteiner
                                          ------------------------------------
                                          Name:  Andrew Pernsteiner
                                          Title:  Assistant Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIOS-I, LTD.
                                       By: INVESCO Senior Secured Management,
                                           Inc. As Subadvisor




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         OLYMPIC FUNDING TRUST, SERIES 1999-1
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Diana M. Himes
                                          ------------------------------------
                                          Name:  DIANA M. HIMES
                                          Title:  AUTHORIZED AGENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ORYX CLO, LTD.
                                       By:  ING Capital Advisors LLC,
                                            as Collateral Manager




                                       By:  /s/ Philip C. Robbins
                                          ------------------------------------
                                          Name:  Philip C. Robbins
                                          Title:  Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                                 RCG ANCHOR, LLC
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Neil H. Rothenberg
                                          ------------------------------------
                                          Name:  Neil H. Rothenberg
                                          Title:  M.D.

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       ROSEMONT CLO, Ltd.
                                       By: Deerfield Capital Management LLC as
                                           its Collateral Manager




                                       By:  /s/ Dale Burrow
                                          ------------------------------------
                                          Name:  Dale Burrow
                                          Title:  Senior Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       SARATOGA CLO I, LIMITED
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Asset Manager




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                                          Sequils - Centurion V, Ltd.
                                          By: American Express Asset
                                          Management Group, Inc.
                                          as Collateral Manager
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Leanne Stavrakis
                                          ------------------------------------
                                          Name:  Leanne Stavrakis
                                          Title:  Director - Operations

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       SEQUILS-Cumberland I, Ltd.
                                       By: Deerfield Capital Management LLC as
                                        its Collateral Manager




                                       By:  /s/ Dale Burrow
                                          ------------------------------------
                                          Name:  Dale Burrow
                                          Title:  Senior Vice President

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       SEQUILS-LIBERTY, LTD.
                                       By: INVESCO Senior Secured Management,
                                           Inc.
                                           As Collateral Manager




                                       By:  /s/ Gregory Stoeckle
                                          ------------------------------------
                                          Name:  Gregory Stoeckle
                                          Title:  Authorized Signatory

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                             SEQUILS-PILGRIM I, LTD
                                             By: ING Investments, LLC
                                                 as its investment manager




                                             By:  /s/ Charles E. LeMieux
                                                -------------------------------
                                             Name:  CHARLES E. LEMIEUX, CFA
                                             Title:  VICE PRESIDENT

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                              SIGNATURE 5 L.P.
                                       ---------------------------------------
                                                 [NAME OF LENDER]


                                       JOHN HANCOCK LIFE INSURANCE COMPANY AS
                                       PORTFOLIO ADVISOR


                                       By:  /s/ Steven S. Lee
                                          ------------------------------------
                                          Name:  STEVEN S. LEE
                                          Title:  MANAGING DIRECTOR

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                         STANFIELD CARRERA CLO, LTD.
                                         BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS ASSET MANAGER

                                       ---------------------------------------
                                                 [NAME OF LENDER]


                                       By:  /s/ Christopher E. Jansen
                                          ------------------------------------
                                          Name:  CHRISTOPHER E. JANSEN
                                          Title:  MANAGING PARTNER

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                           THE TRAVELERS INSURANCE COMPANY
                                       ---------------------------------------
                                                 [NAME OF LENDER]




                                       By:  /s/ Pamela Westmoreland
                                          ------------------------------------
                                          Name:  PAMELA WESTMORELAND
                                          Title:  INVESTMENT OFFICER

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                       TRYON CLO LTD. 2000-I
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager




                                       By:  /s/ Glenn P Duffy
                                          ------------------------------------
                                          Name:  GLENN P DUFFY, CFA
                                          Title:  MANAGING DIRECTOR

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                       VENTURE CDO 2002, LIMITED
                                       BY ITS INVESTMENT ADVISOR, BARCLAYS
                                       CAPITAL ASSET MANAGEMENT LIMITED,

                                       BY ITS SUB-ADVISOR, BARCLAYS BANK PLC,
                                       NEW YORK BRANCH

                                       ---------------------------------------
                                                 [NAME OF LENDER]



                                       By:  /s/ Michael G. Regan
                                          ------------------------------------
                                          Name:  MICHAEL G. REGAN
                                          Title:  DIRECTOR

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                       VENTURE II CDO 2002, LIMITED
                                       BY ITS INVESTMENT ADVISOR, BARCLAYS
                                       BANK PLC, NEW YORK BRANCH

                                       ---------------------------------------
                                                 [NAME OF LENDER]



                                       By:  /s/ Michael G. Regan
                                          ------------------------------------
                                          Name:  MICHAEL G. REGAN
                                          Title:  DIRECTOR

                                       Signature page to the FIRST AMENDMENT AND
                                       CONSENT dated as of July 24, 2003 (this
                                       "AMENDMENT"), to the Second Amended and
                                       Restated Credit Agreement, dated as of
                                       March 20, 2003, as amended (as so
                                       amended, the "CREDIT AGREEMENT"), among
                                       NORCROSS SAFETY PRODUCTS L.L.C., a
                                       Delaware limited liability company
                                       ("NSP"), NORTH SAFETY PRODUCTS INC., A
                                       Delaware corporation ("NORTH SAFETY"),
                                       MORNING PRIDE MANUFACTURING L.L.C., a
                                       Delaware limited liability company
                                       ("MORNING PRIDE," together with NSP and
                                       North Safety, the "U.S. BORROWERS"),
                                       NORTH SAFETY PRODUCTS LTD., a company
                                       organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                         WINDSOR LOAN FUNDING, LIMITED
                                       BY: STANFIELD CAPITAL PARTNERS LLC
                                           AS ITS INVESTMENT MANAGER

                                       ---------------------------------------
                                                 [NAME OF LENDER]



                                       By:  /s/ Christopher E. Jansen
                                          ------------------------------------
                                          Name:  CHRISTOPHER E. JANSEN
                                          Title:  MANAGING PARTNER

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned as guarantors under the Second Amended and Restated Guarantee and Collateral Agreement, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement and the Guarantee.

                                       NSP HOLDING L.L.C.


                                       By: /s/ David F. Myers, Jr.
                                          ------------------------------------
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       NORCROSS SAFETY PRODUCTS L.L.C.


                                       By: /s/ David F. Myers, Jr.
                                          ------------------------------------
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       MORNING PRIDE MANUFACTURING L.L.C.


                                       By: /s/ David F. Myers, Jr.
                                          ------------------------------------
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       NORTH SAFETY PRODUCTS INC.


                                       By: /s/ David F. Myers, Jr.
                                          ------------------------------------
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer

                                       PRO-WARRINGTON L.L.C.


                                       By: /s/ David F. Myers, Jr.
                                          ------------------------------------
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer


                                       NORTH SAFETY MEXICO HOLDINGS LLC


                                       By: /s/ David F. Myers, Jr.
                                          ------------------------------------
                                           Name:  David F. Myers, Jr.
                                           Title: Executive Vice President /
                                                  Chief Financial Officer